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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 SCHEDULE 13E-3

                        Rule 13e-3 Transaction Statement
        (Pursuant to Section 13(e) of the Securities Exchange Act of 1934

                                 Amendment No. 4

                         American Financial Corporation

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                                (Name of Issuer)

                         American Financial Group, Inc.
                         American Financial Corporation

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                       (Name of Persons Filing Statement)

                   Series F Cumulative Voting Preferred Stock
                   Series G Cumulative Voting Preferred Stock

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                         (Title of Class of Securities)

                              Series F - 026087809
                              Series G - 026087874

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                      (CUSIP Number of Class of Securities)

                             James C. Kennedy, Esq.
                         American Financial Corporation
                             One East Fourth Street
                             Cincinnati, Ohio 45202
                                 (513) 579-2538

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                  (Name, Address and Telephone Number of Person
                Authorized to Receive Notices and Communications
                     on Behalf of Persons Filing Statement)

This Statement is filed in connection with (check the appropriate box):

a. [X] The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C or Rule 13e-3(c) under the Securities Exchange Act of 1934.

b. [ ] The filing of a registration statement under the Securities Act of 1933.

c.   [ ] A tender offer.

d.   [ ] None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: [X]




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                  (b)      None.


ITEM 16           Additional Information

                  None

ITEM 17           Material to be filed as Exhibits.

                  (a) Credit Agreement dated as of December 7, 1993, as amended, among Great American Holding Corporation, The first National Bank of Boston and Bank of America Illinois, N.A. as managing agents.*

                  (b-1) Opinions of Libra Investments, Inc. and Houlihan, Lokey, Howard & Zukin. Incorporated by reference to Exhibits B and D, respectively, to the Preliminary Proxy Statement.

                  (b-2) Presentation to the Special Committee of the Board of Directors of American Financial Corporation by Libra Investments, Inc. dated October 2, 1997.*

                  (c) Agreement and Plan of Merger. Incorporated by reference to Exhibit A to the Preliminary Proxy Statement.

                  (d) Preliminary Proxy Statement. Incorporated by reference to the Preliminary Proxy Statement

                  (e) Ohio Revised Code Section 1701.75. Incorporated by reference to Exhibit C to the Preliminary Proxy Statement.

                  (f)      None

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*Previously filed.


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                                    SIGNATURE

         The undersigned certifies that the information set forth in this statement is true, complete and correct.


Dated:   October 24, 1997          AMERICAN FINANCIAL GROUP, INC.



                                    BY:  James C. Kennedy
                                       -----------------------------------------
                                             Name:      James C. Kennedy
                                             Title:     Deputy General Counsel
                                                        and Secretary


Dated:   October 24, 1997          AMERICAN FINANCIAL CORPORATION



                                    BY:  James C. Kennedy
                                       -----------------------------------------
                                             Name:      James C. Kennedy
                                             Title:     Deputy General Counsel
                                                        and Secretary